UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

July 6, 2005

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

Certain statements contained herein are "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-Looking Statements include, among other things, statements regarding management's expectations and projections regarding fuel costs, sources of electric energy supply, coal deliveries and other matters. Also, Forward-Looking Statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "may," "objectives," "plans," "possible," "potential," "projects" or similar terms or variations of these terms. Actual results may differ materially from those set forth in Forward-Looking Statements as a result of certain risks and uncertainties described under the headings "Factors Affecting Results, Liquidity and Capital Resources" and "Cautionary Factors" in Management's Discussion and Analysis of Financial Condition and Results of Operations contained in each of Wisconsin Energy Corporation's and Wisconsin Electric Power Company's Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 filed with the Securities and Exchange Commission.

ITEM 8.01 OTHER EVENTS.

On July 6, 2005, Wisconsin Electric Power Company ("Wisconsin Electric"), a wholly owned subsidiary of Wisconsin Energy Corporation ("Wisconsin Energy"), received a letter from Union Pacific Corporation ("Union Pacific") notifying it that a force majeure event requiring maintenance on Union Pacific's rail lines is expected to result in a 15-20% reduction in the amount of contracted deliveries of Powder River Basin coal to certain of Wisconsin Electric's coal generating facilities from June 2005 through November 2005. We believe electric utilities in several regions of the United States that use Powder River Basin coal delivered by Union Pacific received this notice.

As a result of this notification, and its potential impact on Wisconsin Electric's current coal inventory levels and forecasted generation for the duration of this delivery reduction, Wisconsin Electric has initiated an evaluation of methods for ensuring that the affected generating facilities will not be forced to shut-down due to lack of adequate fuel supplies. Although Wisconsin Electric believes that it will be able to minimize the adverse impact to its fuel and purchased power costs, the actions taken will likely reduce the amount of generating capability supplied by these coal units requiring Wisconsin Electric to obtain additional megawatt hour purchases through other potentially higher cost generating resources in the Midwest Independent Transmission System, Inc. market. At this time, Wisconsin Electric and Wisconsin Energy are unable to determine the impact, if any, on their 2005 results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: July 15, 2005	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: July 15, 2005	Stephen P. Dickson -- Controller and
Principal Accounting Officer